UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2010

CASE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27757	33-0529299
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7668 El Camino Real
Suite 104-106
Carlsbad, California 92009
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 804-1449

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY STATEMENT
This Amendment No. 1 to the Report on Form 8-K filed October 7, 2010 is being filed to amend and restate the disclosure made in “Item 4.01. Changes in Registrant’s Certifying Accountant” and to also file as an exhibit the letter from the registrant’s former independent registered public accounting firm to the Securities and Exchange Commission regarding the amended and restated disclosure made in Item 4.01 below.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)  Dismissal of Previous Independent Registered Public Accounting Firm.

i.      Effective September 2, 2010, our Board of Directors approved the dismissal of Chang G. Park, CPA, Ph. D. as the Company's independent registered public accounting firm.

ii.     Chang Park CPA's audit reports included in our consolidated financial statements for the fiscal years ended September 30, 2009 and 2008, expressed substantial doubt as to our Company’s ability to continue as a going concern, due to our deficit in working capital and recurring losses.  These audit reports contained no other adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principles.

iii.    During the Company’s two most recent fiscal years (ended September 30, 2009 and 2008) and during the subsequent interim period through September 2, 2010, there were (1) no disagreements with Chang G. Park, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Chang G. Park, CPA, would have caused Chang G. Park, CPA to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

iv.    The Company provided Chang G. Park, CPA with a copy of this disclosure and requested that Chang G. Park, CPA furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 hereto.

(b)  Engagement of New Independent Registered Public Accounting Firm

i.      Concurrent with the decision to dismiss Chang G. Park, CPA as the Company’s independent auditor, our Board of Directors approved the engagement of Stan Jeong-Ha. Lee, CPA (“Stan”) as the Company’s new independent registered public accounting firm.

ii.     During the Company’s two most recent fiscal years (ended September 30, 2009 and 2008) and through the subsequent interim period to September 2, 2010, the Company did not consult Stan with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that Stan concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

   Item 9.01   Financial Statements and Exhibits

     Exhibit     Description
     -------     -----------
      16.1       Letter from Chang G. Park, CPA to the Securities and Exchange Commission dated November 8, 2010.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 8, 2010	CASE FINANCIAL, INC.

	By:	/s/ LAWRENCE SCHAFFER
	Name:	Lawrence Schaffer
	Title:	President and Chief Financial Officer